News Release

Artio Global Investors Inc.

Artio Global Investors Reports Third Quarter 2012 Results;
Announces Dividend of $0.02 Per Share

NEW YORK, NY, October 30, 2012 – Artio Global Investors Inc. (NYSE: ART) (“Artio Global Investors”, together with its subsidiaries, “Artio Global” or the “Company”) today reported its results for the quarter ended September 30, 2012.

Financial Update

•	Adjusted[1] net income attributable to Artio Global Investors of $3.9 million, or $0.07 per diluted share, for the third quarter of 2012 (GAAP net loss attributable to Artio Global Investors of $52.1 million, or $0.87 per diluted share)

•	Assets under management of $17.7 billion as of September 30, 2012

•	Investment management fees of $26.5 million for the third quarter of 2012

•	Effective fee rate[2] of 55.0 basis points for the third quarter of 2012

•	Adjusted EBITDA of $2.8 million for the third quarter of 2012

•	Quarterly dividend of $0.02 per share on Class A common stock

Third quarter 2012 adjusted results are presented to provide more meaningful comparisons between periods and exclude the following items:

•	A net non-cash charge of $36.9 million, related to a valuation allowance on the Company’s deferred tax assets (recorded in Income Taxes), net of a reduction in amounts payable under the tax receivable agreement (recorded in Non-operating income);

•	The amortization of restricted stock units (“RSUs”) granted at the time of the Company’s initial public offering (“IPO”) of $19.0 million (including the accelerated amortization related to the removal of service requirements on unvested tranches), and the associated write-off of $3.9 million in related deferred tax assets associated with the vesting of awards at a price below their grant date fair value;

[1]	See Exhibits 3 - 5 of this news release for a reconciliation of the Company’s U.S. GAAP results to its non-GAAP adjusted results (“adjusted”).
[2]	Effective fee rate is defined as annualized investment management fees (based on the number of days in the period) divided by the average assets under management for the period.

•	Certain compensation and general and administrative costs associated with organizational changes and the wind-down of the Company’s US Equity strategies of $5.0 million; and

•	A non-recurring expense related to a potential tax obligation for one of our offshore funds (the “offshore fund expense”) of $1.2 million, for which the Company has indemnified the fund.

For the third quarter of 2012, adjusted net income attributable to Artio Global Investors was $3.9 million, or $0.07 per diluted share, an increase of 21% and 40%, respectively, from adjusted net income attributable to Artio Global Investors of $3.2 million, or $0.05 per diluted share, for the second quarter of 2012, and a decrease of 75% and 74%, respectively, from adjusted net income attributable to Artio Global Investors of $15.9 million, or $0.27 per diluted share, for the third quarter of 2011.

On a GAAP basis, net loss attributable to Artio Global Investors for the third quarter of 2012 was $52.1 million, or $0.87 per diluted share, down from net income attributable to Artio Global Investors of $1.5 million, or $0.03 per diluted share, for the second quarter of 2012, and down from net income attributable to Artio Global Investors of $6.4 million, or $0.11 per diluted share, for the third quarter of 2011.

For the first nine months of 2012, adjusted net income attributable to Artio Global Investors was
$13.5 million, or $0.23 per diluted share, a decrease of 79% and 78%, respectively, from adjusted net income attributable to Artio Global Investors of $63.4 million, or $1.06 per diluted share, for the first nine months of 2011.

On a GAAP basis, net loss attributable to Artio Global Investors for the first nine months of 2012 was $46.0 million, or $0.78 per diluted share, a decrease of 193% and 192%, respectively, from net income attributable to Artio Global Investors of $49.6 million, or $0.85 per diluted share, for the first nine months of 2011.

The following tables compare the Company’s GAAP results and adjusted results. See Exhibits 3 – 5 of this news release for a reconciliation of the Company’s GAAP results to adjusted results.

	Three Months Ended (unaudited, in millions, except per share amounts)
	Sep. 30, 2012	Sep. 30, 2011	% Change	Jun. 30, 2012	% Change
Revenue [3], GAAP	$26.9	$63.8	(58)%	$32.7	(18)%
Operating income (loss), GAAP	$(24.1)	$21.2	NM	$2.5	NM
Operating income, adjusted	$1.2	$31.9	(96)%	$5.4	(78)%
Net income (loss) attributable to Artio Global Investors, GAAP	$(52.1)	$6.4	NM	$1.5	NM
Net income attributable to Artio Global Investors, adjusted	$3.9	$15.9	(75)%	$3.2	21%
Diluted EPS, GAAP	$(0.87)	$0.11	NM	$0.03	NM
Diluted EPS, adjusted	$0.07	$0.27	(74)%	$0.05	40%
Adjusted EBITDA [4]	$2.8	$34.7	(92)%	$8.7	(68)%

	Nine Months Ended (unaudited, in millions, except per share amounts)
	Sep. 30, 2012	Sep. 30, 2011	% Change
Revenue[3], GAAP	$103.5	$224.1	(54)%
Operating income (loss) , GAAP	$(13.4)	$97.2	(114)%
Operating income, adjusted	$17.2	$113.1	(85)%
Net income (loss) attributable to Artio Global Investors, GAAP	$(46.0)	$49.6	(193)%
Net income attributable to Artio Global Investors, adjusted	$13.5	$63.4	(79)%
Diluted EPS, GAAP	$(0.78)	$0.85	(192)%
Diluted EPS, adjusted	$0.23	$1.06	(78)%
Adjusted EBITDA[4]	$25.1	$121.3	(79)%

NM – Not Meaningful

[3]	Represents total revenues and other operating income.
[4]	See Exhibit 6 for a reconciliation of Net Income to Adjusted EBITDA.

Business Update

•	Cash and seed capital[5] increased by $20.2 million to $127.3 million in the third quarter of 2012, equivalent to $2.12 per share outstanding

•	Net client cash outflows of $4.3 billion for the third quarter of 2012

Management Commentary

“Although several significant non-cash items pushed our third quarter GAAP earnings into negative territory, our adjusted earnings and adjusted EBITDA remained positive, aided by reductions we have made to our operating cost structure,” said Richard Pell, Chairman, Chief Executive Officer and Chief Investment Officer. “We also added to our financial position, ending the quarter with cash and seed capital totaling $127.3 million, which is equivalent to $2.12 per share outstanding.”

“Strategically, we have realigned the business around our expertise in cross-border investing across both equity and fixed income markets, with particular focus on repairing our International Equity track records and growing our highly rated fixed income strategies. At the same time, we continue to concentrate on managing expenses and maintaining the strength of our balance sheet, and remain focused on investing for future growth.”

Third Quarter of 2012 Comparison with Third Quarter of 2011

Assets Under Management and Net Client Cash Flows

Assets under management were $17.7 billion as of September 30, 2012, down $16.6 billion, or 48%, from $34.3 billion as of September 30, 2011, due to net client cash outflows, partly offset by market appreciation.

Net client cash outflows for the third quarter of 2012 were $4.3 billion, driven primarily by net client cash outflows from our International Equity I and II strategies.6

5	See Exhibit 7 for more information.
6	See Exhibit 9 for more information on “Assets under Management by Investment Strategy”.

Revenues and Other Operating Income

Revenues and other operating income for the third quarter of 2012 totaled $26.9 million, down 58% from $63.8 million for the third quarter of 2011. The decrease was driven primarily by lower investment management fees of $26.5 million for the third quarter of 2012, down 60% from $65.6 million for the third quarter of 2011, due primarily to lower average assets under management.

Expenses

Employee Compensation and Benefits

For the third quarter of 2012, adjusted employee compensation and benefits expenses were $14.4 million, down 19% from $17.7 million for the third quarter of 2011. The decrease was due primarily to a reduction in costs associated with lower headcount.

GAAP employee compensation and benefits expenses for the third quarter of 2012 were $38.0 million, an increase of 34% from $28.4 million for the third quarter of 2011, due primarily to the removal of the service requirement for the remaining unvested RSUs granted at the time of the IPO, partly offset by the reasons noted above and a lower compensation charge related to organizational changes in the third quarter of 2012, as compared to the third quarter of 2011.

Shareholder Servicing and Marketing Expenses

Shareholder servicing and marketing expenses for the third quarter of 2012 were $2.6 million, down 44% from $4.7 million for the third quarter of 2011, driven primarily by lower platform costs, reflecting a decrease in average assets under management in proprietary funds.

General and Administrative Expenses

Adjusted general and administrative expenses for the third quarter of 2012 were $8.7 million, a decrease of 8% from $9.5 million for the third quarter of 2011, due primarily to lower expenses across most categories.

GAAP general and administrative expenses for the third quarter of 2012 were $10.3 million, an increase of 9% from $9.5 million for the third quarter of 2011, due primarily to the offshore fund expense, party offset by the reason noted above.

Non-operating Income (Loss)

Adjusted non-operating income for the third quarter of 2012 was $2.4 million, compared to an adjusted non-operating loss of $4.7 million for the third quarter of 2011, primarily reflecting gains on seed capital investments in the third quarter of 2012, as compared to losses in the third quarter of 2011.

GAAP non-operating income for the third quarter of 2012 was $144.2 million, compared to GAAP non-operating loss of $6.2 million for the third quarter of 2011, due primarily to a reduction in amounts payable under the tax receivable agreement which is associated with the valuation allowance on the Company’s deferred tax assets and the reason noted above.

Income Taxes

For the third quarter of 2012, adjusted income tax benefit was $0.3 million, compared to adjusted income tax expense of $11.2 million in the third quarter of 2011. The decrease was due primarily to lower taxable income and a true-up to reflect the finalization of the prior year’s tax return.

GAAP income tax expense was $171.6 million for the third quarter of 2012, up from $9.8 million for the third quarter of 2011, due primarily to a valuation allowance on the Company’s deferred tax assets, partly offset by the reasons noted above.

Third Quarter of 2012 Comparison with Second Quarter of 2012

Assets Under Management

Assets under management were $17.7 billion as of September 30, 2012, a decrease of $3.5 billion, or 16%, from $21.2 billion as of June 30, 2012, due to net client cash outflows, partly offset by market appreciation.

Revenues and Other Operating Income

Revenues and other operating income for the third quarter of 2012 totaled $26.9 million, down 18% from $32.7 million for the second quarter of 2012, driven primarily by lower investment management fees. Investment management fees were $26.5 million for the third quarter of 2012, down 20% from $33.3 million for the second quarter of 2012, due primarily to a decrease in average assets under management.

Expenses

Employee Compensation and Benefits

For the third quarter of 2012, adjusted employee compensation and benefits expenses were $14.4 million, a decrease of 13% from $16.5 million for the second quarter of 2012, due primarily to a decrease in the amortization of deferred incentive compensation awards and a reduction in costs associated with lower headcount.

GAAP employee compensation and benefits expenses for the third quarter of 2012 were $38.0 million, an increase of 96% from $19.4 million for the second quarter of 2012, due primarily to the removal of the service requirement for the remaining unvested RSUs granted at the time of the IPO and the compensation charge related to organizational changes recorded in the third quarter of 2012, partly offset by the reasons noted above.

Shareholder Servicing and Marketing Expenses

Shareholder servicing and marketing expenses for the third quarter of 2012 were $2.6 million, a decrease of 14% from $3.0 million for the second quarter of 2012, due primarily to lower platform costs, reflecting a decrease in average assets under management in proprietary funds.

General and Administrative Expenses

Adjusted general and administrative expenses were $8.7 million for the third quarter of 2012, an increase of 12% from $7.7 million for the second quarter of 2012, due primarily to higher professional fees.

GAAP general and administrative expenses were $10.3 million for the third quarter of 2012, an increase of 33% from $7.7 million for the second quarter of 2012, due primarily to the offshore fund expense and the reason noted above.

Non-operating Income (Loss)

Adjusted non-operating income for the third quarter of 2012 was $2.4 million, up from adjusted non-operating loss of $1.2 million for the second quarter of 2012, primarily reflecting gains on seed capital investments in the third quarter of 2012, as compared to losses in the second quarter of 2012.

GAAP non-operating income for the third quarter of 2012 was $144.2 million, up from GAAP non-operating loss of $1.4 million for the second quarter of 2012 due primarily to a reduction in amounts payable under the tax receivable agreement, which is associated with the valuation allowance on the Company’s deferred tax assets and the reason noted above.

Income Taxes

For the third quarter of 2012, adjusted income tax benefit was $0.3 million, compared to adjusted income tax expense of $0.9 million in the second quarter of 2012. The decrease was due primarily to a true-up to reflect the finalization of the prior year’s tax return.

GAAP income tax expense for the third quarter of 2012 was $171.6 million, compared to GAAP income tax benefit of $0.3 million for the second quarter of 2012, due primarily to a valuation allowance on the Company’s deferred tax assets and a write-off of deferred tax assets related to the vesting of RSUs granted at the time of the IPO, at a price below their grant date fair value in the third quarter of 2012.

Liquidity and Capital

As of September 30, 2012, the Company had cash (excluding amounts held in the Company’s Consolidated Investment Products) of $79.4 million, seed capital investments5 in our strategies of $47.9 million and investments held for deferred compensation of $10.0 million.

Total stockholders’ equity on the Statement of Financial Position was $143.4 million as of September 30, 2012, compared to $162.8 million as of December 31, 2011.

Share Repurchase

No shares were repurchased during the third quarter of 2012. As of September 30, 2012, the Company retained authorization from the Board of Directors to repurchase 2,226,061 shares of its Class A common stock through December 31, 2013.

Shares

As of September 30, 2012, there were 59,983,543 total shares of Class A common stock outstanding.

Dividend

On October 25, 2012, the Board of Directors declared a dividend of $0.02 per share on the Class A common stock for the third quarter of 2012, which is payable on November 20, 2012, to stockholders of record as of the close of business on November 9, 2012.

* * * *

Teleconference and Webcast Details

The Company will host a conference call for analysts and investors to review third quarter 2012 results, today, October 30, 2012, beginning at 4:00 p.m. (Eastern Time). The call will be open to the public and can be accessed by dialing 1-888-771-4371 (callers inside the U.S.) or +1-847-585-4405 (callers outside the U.S.). The number should be dialed at least ten minutes prior to the start of the call. The passcode for the call will be 33664437. A simultaneous webcast of the call (on a listen-only basis), as well as an audio replay, will be available at www.ir.artioglobal.com

* * * *

About Us

Artio Global Investors Inc. is the indirect holding company of Artio Global Management LLC (“Artio Global”), a registered investment adviser that actively invests in global equity and fixed income markets, primarily for institutional and intermediary clients.

Headquartered in New York, Artio Global offers a select group of equity and fixed income strategies, including International Equity, Global Equity, High Grade Fixed Income, High Yield and Local Emerging Markets Debt. Access to these strategies is offered through a variety of investment vehicles, including separate accounts, commingled funds and mutual funds.

For more information, please visit www.artioglobal.com.

* * * *

Cautionary Note Regarding Forward-Looking Statements

In addition to historical information, this news release may, and the related remarks do, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the intrinsic value of our common stock, investor behavior, net client cash flows, our compensation costs and adjusted compensation ratio, future tax rate, use of our free cash flow, potential share repurchases and declaration of dividends. These forward-looking statements are based on the Company’s current assumptions, expectations and projections about future events. Words like “believe”, “anticipate”, “intend”, “estimate”, “expect”, “project”, and similar expressions are used to identify forward-looking statements, although not all forward-looking statements contain these words. These forward-looking statements discuss matters that necessarily involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements.

Among the factors that could cause actual results to differ from those expressed or implied by a forward-looking statement are those described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s report on Form 10-K (File No. 001-34457) filed with the Securities and Exchange Commission on February 29, 2012. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results, performance, or achievements.

Any forward-looking statements in this news release and the related remarks speak only as of the date of this news release. The related remarks may contain information about the Company subsequent to September 30, 2012. The Company is not under any obligation and does not intend to make publicly available any update or other revisions to any forward-looking statements to reflect circumstances existing after the date of this news release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

* * * *

Contacts

Investor Relations:	Media Relations:
Peter Sands	Neil Shapiro
Head of Investor Relations	Intermarket Communications
+1 212 297 3891	+1 212 754 5423
ir@artioglobal.com	nshapiro@Intermarket.com

* * * *

Fund Performance and Other Disclaimers

Lipper rankings are for Class I mutual fund shares with three- and five-year track records only. Other classes may have different performance characteristics. Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds and fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads. If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

Morningstar rankings are for Class I mutual fund shares with a minimum three-year track record. For each mutual fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. A fund’s independent Morningstar Rating metric is then compared against the mutual fund universe breakpoints to determine its hypothetical rating. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Data presented reflect past performance, which is no guarantee of future results. © 2012 Morningstar, Inc. All Rights Reserved.

This news release is not sales material, nor is it an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which any such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 1
Consolidated Statements of Operations
(unaudited, in thousands, except share and per share amounts or as noted)

	Three Months Ended			% Change From		Nine Months Ended		% Change From
	Sep. 30, 2012	Sep. 30, 2011	Jun. 30, 2012	Sep. 30, 2011	Jun. 30, 2012	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2011
Revenues and other operating income:
Investment management fees	$26,491	$65,576	$33,320	(60)%	(20)%	$102,582	$225,561	(55)%
Net gains (losses) on securities held for deferred compensation	373	(1,798)	(546)	121%	168%	987	(1,435)	169%
Foreign currency losses	(4)	6	(60)	(167)%	93%	(65)	(14)	NM
Total revenues and other operating income	26,860	63,784	32,714	(58)%	(18)%	103,504	224,112	(54)%

Expenses:
Employee compensation and benefits	38,048	28,387	19,417	34%	96%	79,799	82,217	(3)%
Shareholder servicing and marketing	2,627	4,708	3,043	(44)%	(14)%	9,294	14,736	(37)%
General and administrative	10,291	9,470	7,748	9%	33%	27,777	29,999	(7)%
Total expenses	50,966	42,565	30,208	20%	69%	116,870	126,952	(8)%

Operating income (loss) before income tax expense	(24,106)	21,219	2,506	NM	NM	(13,366)	97,160	(114)%

Non-operating income (loss)	144,186	(6,190)	(1,387)	NM	NM	145,355	(5,781)	NM
Income before income tax expense	120,080	15,029	1,119	NM	NM	131,989	91,379	44%

Income taxes	171,627	9,753	(287)	NM	NM	176,662	41,373	NM
Net income (loss)	(51,547)	5,276	1,406	NM	NM	(44,673)	50,006	(189)%

Net income attributable to non-controlling interests in AGH (1)	-	319	12	(100)%	(100)%	202	1,807	(89)%
Net income (loss) attributable to non-controlling interests in CIP (2)	560	(1,456)	(141)	138%	NM	1,097	(1,396)	179%
Net income (loss) attributable to Artio Global Investors	$(52,107)	$6,413	$1,535	NM	NM	$(45,972)	$49,595	(193)%

Net income (loss) per share attributable to Artio Global Investors:
Basic	$(0.87)	$0.11	$0.03	NM	NM	$(0.78)	$0.85	(192)%
Diluted	$(0.87)	$0.11	$0.03	NM	NM	$(0.78)	$0.85	(192)%

Weighted average shares used in net income (loss) per share attributable to Artio Global Investors:
Basic	59,639,534	58,157,478	59,212,847	3%	1%	59,017,264	58,300,638	1%
Diluted (3)	59,639,534	58,403,338	59,814,290	2%	0%	59,017,264	58,430,802	1%

NM - Not Meaningful

Assets under management ($ in millions)	$17,667	$34,252	$21,156	(48)%	(16)%	$17,667	$34,252	(48)%

Average assets under management ($ in millions) (4)	$19,171	$41,670	$23,616	(54)%	(19)%	$23,755	$47,829	(50)%

Effective fee rate (basis points) (5)	55.0	62.4	56.7			57.7	63.1

Effective tax rate	142.9%	64.9%	NM			133.8%	45.3%

Employee compensation and benefits as a percentage of total revenues and other operating income (6)	141.7%	44.5%	59.4%			77.1%	36.7%

Operating margin (7)	-89.7%	33.3%	7.7%			-12.9%	43.4%

1.	Represents non-controlling interests in Artio Global Holdings LLC.
2.	Represents non-controlling interests in Consolidated Investment Products.
3.	The effect of the assumed conversion of the Principals' New Class A Units (prior to the Principals' exchanges on April 24, 2012) was antidilutive for the nine months ended Sep. 30, 2011 and 2012 and the three months ended Sep. 30, 2011.
4.	Average assets under management for a period is computed on the beginning-of-first-month balance and all end-of-month balances in the period.
5.	Effective fee rate is defined as annualized investment management fees (based on the number of days in the period) divided by the average assets under management for the period.
6.	Calculated as employee compensation and benefits expense divided by total revenues and other operating income.
7.	Calculated as operating income before income tax expense divided by total revenues and other operating income.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit – 2
Non-GAAP Adjusted Consolidated Statements of Operations
(unaudited, in thousands, except share and per share amounts or as noted)

	Three Months Ended			% Change From		Nine Months Ended		% Change From
	Sep. 30, 2012	Sep. 30, 2011	Jun. 30, 2012	Sep. 30, 2011	Jun. 30, 2012	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2011
Revenues and other operating income:
Investment management fees	$26,491	$65,576	$33,320	(60)%	(20)%	$102,582	$225,561	(55)%
Net gains (losses) on securities held for deferred compensation	373	(1,798)	(546)	121%	168%	987	(1,435)	169%
Foreign currency losses	(4)	6	(60)	(167)%	93%	(65)	(14)	NM
Total revenues and other operating income	26,860	63,784	32,714	(58)%	(18)%	103,504	224,112	(54)%

Expenses:
Employee compensation and benefits	14,390	17,714	16,541	(19)%	(13)%	50,843	66,276	(23)%
Shareholder servicing and marketing	2,627	4,708	3,043	(44)%	(14)%	9,294	14,736	(37)%
General and administrative	8,683	9,470	7,748	(8)%	12%	26,169	29,999	(13)%
Total expenses	25,700	31,892	27,332	(19)%	(6)%	86,306	111,011	(22)%

Operating income (loss) before income tax expense	1,160	31,892	5,382	(96)%	(78)%	17,198	113,101	(85)%

Non-operating income (loss)	2,431	(4,734)	(1,246)	151%	NM	3,063	(4,385)	170%
Income before income tax expense	3,591	27,158	4,136	(87)%	(13)%	20,261	108,716	(81)%

Income taxes	(309)	11,245	908	(103)%	(134)%	6,788	45,350	(85)%
Net income	3,900	15,913	3,228	(75)%	21%	13,473	63,366	(79)%

Net income attributable to non-controlling interests in AGH (1)	-	-	-	NM	NM	-	-	NM
Net income (loss) attributable to non-controlling interests in CIP (2)	-	-	-	NM	NM	-	-	NM
Net income attributable to Artio Global Investors	$3,900	$15,913	$3,228	(75)%	21%	$13,473	$63,366	(79)%

Net income per diluted share attributable to Artio Global Investors	$0.07	$0.27	$0.05	(74)%	40%	$0.23	$1.06	(78)%

Weighted average diluted shares used in net income per share attributable to Artio Global Investors	59,988,381	59,603,338	59,814,290	1%	0%	59,744,846	59,630,802	0%

NM - Not Meaningful

Assets under management $( in millions)	$17,667	$34,252	$21,156	(48)%	(16)%	$17,667	$34,252	(48)%

Average assets under management $( in millions) (3)	$19,171	$41,670	$23,616	(54)%	(19)%	$23,755	$47,829	(50)%

Effective fee rate (basis points) (4)	55.0	62.4	56.7			57.7	63.1

Effective tax rate	-8.6%	41.4%	22.0%			33.5%	41.7%

Employee compensation and benefits as a percentage of total revenues and other operating income (5)	53.6%	27.8%	50.6%			49.1%	29.6%

Operating margin (6)	4.3%	50.0%	16.5%			16.6%	50.5%

1.	Represents non-controlling interests in Artio Global Holdings LLC.
2.	Represents non-controlling interests in Consolidated Investment Products.
3.	Average assets under management for a period is computed on the beginning-of-first-month balance and all end-of-month balances in the period.
4.	Effective fee rate is defined as annualized investment management fees (based on the number of days in the period) divided by the average assets under management for the period.
5.	Calculated as employee compensation and benefits expense divided by total revenues and other operating income.
6.	Calculated as operating income before income tax expense divided by total revenues and other operating income.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit – 3
Reconciliation of GAAP to Non-GAAP Adjusted Consolidated Statements of Operations
(unaudited, in thousands, except share and per share amounts)

See Exhibit 5 for notes describing adjustments set forth below.

	Three Months Ended Sep. 30, 2012			Three Months Ended Sep. 30, 2011			Three Months Ended Jun. 30, 2012
	GAAP	Adjustments	Adjusted	GAAP	Adjustments	Adjusted	GAAP	Adjustments	Adjusted
Revenues and other operating income:
Investment management fees	$26,491	$-	$26,491	$65,576	$-	$65,576	$33,320	$-	$33,320
Net gains (losses) on securities held for deferred compensation	373	-	373	(1,798)	-	(1,798)	(546)	-	(546)
Foreign currency losses	(4)	-	(4)	6	-	6	(60)	-	(60)
Total revenues and other operating income	26,860	-	26,860	63,784	-	63,784	32,714	-	32,714

Expenses:
Employee compensation and benefits	38,048	(23,658) (a)	14,390	28,387	(10,673) (a)	17,714	19,417	(2,876) (a)	16,541
Shareholder servicing and marketing	2,627	-	2,627	4,708	-	4,708	3,043	-	3,043
General and administrative	10,291	(1,608) (g , h)	8,683	9,470	-	9,470	7,748	-	7,748
Total expenses	50,966	(25,266)	25,700	42,565	(10,673)	31,892	30,208	(2,876)	27,332

Operating income (loss) before income tax expense	(24,106)	25,266	1,160	21,219	10,673	31,892	2,506	2,876	5,382

Non-operating income (loss)	144,186	(141,755) (f , i)	2,431	(6,190)	1,456 (f)	(4,734)	(1,387)	141 (f)	(1,246)
Income before income tax expense	120,080	(116,489)	3,591	15,029	12,129	27,158	1,119	3,017	4,136

Income taxes	171,627	(171,936) (b)	(309)	9,753	1,492 (b)	11,245	(287)	1,195 (b)	908
Net income (loss)	(51,547)	55,447	3,900	5,276	10,637	15,913	1,406	1,822	3,228

Net income attributable to non-controlling interests in AGH	-	-	-	319	(319) (c)	-	12	(12) (c)	-
Net income (loss) attributable to non-controlling interests in CIP	560	(560) (f)	-	(1,456)	1,456 (f)	-	(141)	141 (f)	-
Net income (loss) attributable to Artio Global Investors	$(52,107)	$56,007	$3,900	$6,413	$9,500	$15,913	$1,535	$1,693	$3,228

Net income (loss) per diluted share attributable to Artio Global Investors	$(0.87)		$0.07	$0.11		$0.27	$0.03		$0.05

Weighted average diluted shares used in net income (loss) per share attributable to Artio Global Investors	59,639,534	348,847 (e)	59,988,381	58,403,338	1,200,000 (d)	59,603,338	59,814,290	-	59,814,290

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit – 4
Reconciliation of GAAP to Non-GAAP Adjusted Consolidated Statements of Operations
(unaudited, in thousands, except share and per share amounts)

See Exhibit 5 for notes describing adjustments set forth below.

	Nine Months Ended Sep. 30, 2012			Nine Months Ended Sep. 30, 2011
	GAAP	Adjustments	Adjusted	GAAP	Adjustments	Adjusted
Revenues and other operating income:
Investment management fees	$102,582	$-	$102,582	$225,561	$-	$225,561
Net gains (losses) on securities held for deferred compensation	987	-	987	(1,435)	-	(1,435)
Foreign currency losses	(65)	-	(65)	(14)	-	(14)
Total revenues and other operating income	103,504	-	103,504	224,112	-	224,112

Expenses:
Employee compensation and benefits	79,799	(28,956) (a)	50,843	82,217	(15,941) (a)	66,276
Shareholder servicing and marketing	9,294	-	9,294	14,736	-	14,736
General and administrative	27,777	(1,608) (g , h)	26,169	29,999	-	29,999
Total expenses	116,870	(30,564)	86,306	126,952	(15,941)	111,011

Operating income (loss) before income tax expense	(13,366)	30,564	17,198	97,160	15,941	113,101

Non-operating income (loss)	145,355	(142,292) (f , i)	3,063	(5,781)	1,396 (f)	(4,385)
Income before income tax expense	131,989	(111,728)	20,261	91,379	17,337	108,716

Income taxes	176,662	(169,874) (b)	6,788	41,373	3,977 (b)	45,350
Net income (loss)	(44,673)	58,146	13,473	50,006	13,360	63,366

Net income attributable to non-controlling interests in AGH	202	(202) (c)	-	1,807	(1,807) (c)	-
Net income (loss) attributable to non-controlling interests in CIP	1,097	(1,097) (f)	-	(1,396)	1,396 (f)	-
Net income (loss) attributable to Artio Global Investors	$(45,972)	$59,445	$13,473	$49,595	$13,771	$63,366

Net income (loss) per diluted share attributable to Artio Global Investors	$(0.78)		$0.23	$0.85		$1.06

Weighted average diluted shares used in net income (loss) per share attributable to Artio Global Investors	59,017,264	727,582 (d , e)	59,744,846	58,430,802	1,200,000 (d)	59,630,802

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 5
Notes to Reconciliation of GAAP to Non-GAAP Adjusted Consolidated Statements of Operations

Management believes the Non-GAAP adjustments set forth below provide more meaningful comparisons between periods. Additional information on the reorganization of the Company's ownership structure and the related non-recurring items are discussed in the Company's prospectus dated September 23, 2009.

(a)	Adjustments to exclude the amortization expense associated with the RSUs awarded at the time of the IPO from all periods presented, as the granting of the awards was one-time in nature.

All periods presented also exclude certain costs associated with organizational changes.

(b)	The adjustments to income taxes for all periods presented prior to the Principals' exchanges on April 24, 2012, reflect the tax effect of the assumed full exchange of the Principals' non-controlling interests for Class A common stock on the first day of the respective period, since prior to such exchange, income tax expense excludes the U.S. federal and state taxes for the income attributable to the Principals.

All periods presented include adjustments to reflect the tax effects of excluding the amortization expense associated with the RSUs awarded at the time of the IPO and the tax effects of excluding costs associated with organizational changes.

The three and nine months ended Sep. 30, 2012 also exclude a valuation allowance on the Company's deferred tax assets, and the tax effect of excluding the offshore fund expense and costs associated with the wind-down of the Company's US Equity strategies.

(c)	Adjustment to eliminate the Principals' non-controlling interests, which for periods prior to the Principals' exchanges on April 24, 2012 are assumed to be exchanged for Class A common stock on the first day of the respective period.

(d)	Adjusted diluted shares outstanding, for periods prior to the Principals' exchanges on April 24, 2012, assumes the Principals have fully exchanged their New Class A Units in Artio Global Holdings LLC for an equivalent amount of shares of the Company's Class A common stock.

(e)	Adjusted diluted shares outstanding for the three and nine months ended Sep. 30, 2012 include the dilutive impact of the unvested RSUs which are anti-dilutive under GAAP.

(f)	Adjustments to eliminate third party investors' economic interests in the Consolidated Investment Products from both Net income (loss) attributable to non-controlling interests in the Consolidated Investment Products and Non-operating income (loss). Management believes these adjustments provide a more useful measure for comparing Non-operating income between periods.

(g)	Adjustment to eliminate the offshore fund expense in the three and nine months ended Sep. 30, 2012.

(h)	Adjustment to eliminate costs associated with the wind-down of the Company's US Equity strategies in the three and nine months ended Sep. 30, 2012.

(i)	Adjustment to eliminate non-operating income related to a reduction in amounts payable under the tax receivable agreement.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 6
Reconciliation of Net Income (loss) to Adjusted EBITDA
(unaudited, in thousands)

	Three Months Ended			% Change From		Nine Months Ended		% Change From
	Sep. 30, 2012	Sep. 30, 2011	Jun. 30, 2012	Sep. 30, 2011	Jun. 30, 2012	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2011

Net Income (loss)	$(51,547)	$5,276	$1,406			$(44,673)	$50,006
Add: Interest, taxes, depreciation and amortization	191,282	18,129	4,544			205,715	60,158
EBITDA	$139,735	$23,405	$5,950	NM	NM	$161,042	$110,164	46%

Add: Other non-operating (income) loss	(142,251)	6,748	2,142			(142,166)	6,607
Add: Compensation adjustments associated with organizational changes	3,736	4,519	652			4,601	4,519
Add: General & Administrative adjustments	1,608	-	-			1,608	-
Adjusted EBITDA	$2,828	$34,672	$8,744	(92)%	(68)%	$25,085	$121,290	(79)%

Adjusted EBITDA margin [1]	10.5%	54.4%	26.7%			24.2%	54.1%

1. Calculated as Adjusted EBITDA divided by total revenues and other operating income.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 7
Condensed Consolidating Statement of Financial Position as of September 30, 2012
(unaudited, in thousands)

				Artio Global
		Consolidated		Investors Inc.
	Before	Investment		and Subsidiaries
	Consolidation (1)	Products	Eliminations	Consolidated

Assets:
Cash and cash equivalents	$79,406	$260	$-	$79,666
Investments, at fair value:
Artio Global funds held for deferred compensation	9,999	-	-	9,999
Other seed money investments	1,928	55,246	-	57,174
Investments in the Consolidated Investment Products	45,990	-	(45,990)	-
Fees receivable and accrued fees, net of allowance for doubtful accounts	16,900	-	-	16,900
Deferred taxes, net of valuation allowance of $178,143	18,977	-	-	18,977
Income taxes receivable	9,710	-	-	9,710
Other Assets	7,672	15,390	-	23,062
Total Assets	$190,582	$70,896	$(45,990)	$215,488

Liabilities and Equity:
Debt	$-	$5,527	$-	$5,527
Investments sold, not yet purchased by the Consolidated Investment Products, at fair value	-	2,023	-	2,023
Accrued compensation and benefits	22,282	-	-	22,282
Accounts payable and accrued expenses	6,222	-	-	6,222
Accrued income taxes payable	2,430	-	-	2,430
Due under tax receivable agreement	15,081	-	-	15,081
Other Liabilities	1,184	4,868	-	6,052
Total liabilities	47,199	12,418	-	59,617

Members' equity	-	30,914	(30,914)	-
Net asset value	-	27,564	(27,564)	-
Common stock	60	-	-	60
Additional paid-in capital	662,263	-	-	662,263
Accumulated deficit	(518,940)	-	-	(518,940)
Total stockholders' equity	143,383	58,478	(58,478)	143,383
Non-controlling interests	-	-	12,488	12,488
Total equity	143,383	58,478	(45,990)	155,871
Total liabilities and equity	$190,582	$70,896	$(45,990)	$215,488

Total Cash, Investments owned by the Consolidated Investment Products, and other seed money investments	$127,324

1. Represents Artio Global Investors Inc. and subsidiaries with the investment in the Consolidated Investment Products accounted for under the equity method.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 8
Assets under Management by Investment Vehicle
(unaudited, in millions)

	Three Months Ended			% Change From		Nine Month Ended		% Change From
	Sep. 30, 2012	Sep. 30, 2011	Jun. 30, 2012	Sep. 30, 2011	Jun. 30, 2012	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2011

Proprietary Funds
Beginning assets under management	$10,087	$21,192	$12,862	(52)%	(22)%	$13,366	$23,013	(42)%
Gross client cash inflows	583	1,085	784	(46)%	(26)%	2,602	4,009	(35)%
Gross client cash outflows	(2,098)	(2,887)	(3,043)	27%	31%	(7,853)	(8,099)	3%
Net client cash flows	(1,515)	(1,802)	(2,259)	16%	33%	(5,251)	(4,090)	(28)%
Transfers between investment vehicles	-	(38)	-	100%	NM	52	(38)	NM
Total client cash flows	(1,515)	(1,840)	(2,259)	18%	33%	(5,199)	(4,128)	(26)%
Market appreciation (depreciation)	348	(3,888)	(516)	109%	167%	753	(3,421)	122%
Ending assets under management	8,920	15,464	10,087	(42)%	(12)%	8,920	15,464	(42)%

Institutional Commingled Funds
Beginning assets under management	3,135	8,285	4,346	(62)%	(28)%	4,912	9,236	(47)%
Gross client cash inflows	33	60	92	(45)%	(64)%	157	317	(50)%
Gross client cash outflows	(818)	(919)	(1,091)	11%	25%	(3,016)	(2,492)	(21)%
Net client cash flows	(785)	(859)	(999)	9%	21%	(2,859)	(2,175)	(31)%
Transfers between investment vehicles	113	38	-	197%	NM	126	226	(44)%
Total client cash flows	(672)	(821)	(999)	18%	33%	(2,733)	(1,949)	(40)%
Market appreciation (depreciation)	135	(1,695)	(212)	108%	164%	419	(1,518)	128%
Ending assets under management	2,598	5,769	3,135	(55)%	(17)%	2,598	5,769	(55)%

Separate Accounts
Beginning assets under management	6,465	14,221	7,858	(55)%	(18)%	9,799	16,801	(42)%
Gross client cash inflows	25	111	53	(77)%	(53)%	179	277	(35)%
Gross client cash outflows	(1,413)	(1,232)	(1,232)	(15)%	(15)%	(5,339)	(4,149)	(29)%
Net client cash flows	(1,388)	(1,121)	(1,179)	(24)%	(18)%	(5,160)	(3,872)	(33)%
Transfers between investment vehicles	(113)	-	-	NM	NM	(178)	(188)	5%
Total client cash flows	(1,501)	(1,121)	(1,179)	(34)%	(27)%	(5,338)	(4,060)	(31)%
Market appreciation (depreciation)	230	(2,262)	(214)	110%	NM	733	(1,903)	139%
Ending assets under management	5,194	10,838	6,465	(52)%	(20)%	5,194	10,838	(52)%

Sub-advisory Accounts
Beginning assets under management	1,469	3,137	1,579	(53)%	(7)%	2,282	4,357	(48)%
Gross client cash inflows	22	33	26	(33)%	(15)%	87	250	(65)%
Gross client cash outflows	(619)	(434)	(58)	(43)%	NM	(1,566)	(2,054)	24%
Net client cash flows	(597)	(401)	(32)	(49)%	NM	(1,479)	(1,804)	18%
Transfers between investment vehicles	-	-	-	NM	NM	-	-	NM
Total client cash flows	(597)	(401)	(32)	(49)%	NM	(1,479)	(1,804)	18%
Market appreciation (depreciation)	83	(555)	(78)	115%	NM	152	(372)	141%
Ending assets under management	955	2,181	1,469	(56)%	(35)%	955	2,181	(56)%

Total Assets under Management
Beginning assets under management	21,156	46,835	26,645	(55)%	(21)%	30,359	53,407	(43)%
Gross client cash inflows	663	1,289	955	(49)%	(31)%	3,025	4,853	(38)%
Gross client cash outflows	(4,948)	(5,472)	(5,424)	10%	9%	(17,774)	(16,794)	(6)%
Net client cash flows	(4,285)	(4,183)	(4,469)	(2)%	4%	(14,749)	(11,941)	(24)%
Transfers between investment vehicles	-	-	-	NM	NM	-	-	NM
Total client cash flows	(4,285)	(4,183)	(4,469)	(2)%	4%	(14,749)	(11,941)	(24)%
Market appreciation (depreciation)	796	(8,400)	(1,020)	109%	178%	2,057	(7,214)	129%
Ending assets under management	$17,667	$34,252	$21,156	(48)%	(16)%	$17,667	$34,252	(48)%

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 9
Assets under Management by Investment Strategy
(unaudited, in millions)

	Three Months Ended			% Change From		Nine Month Ended		% Change From
	Sep. 30, 2012	Sep. 30, 2011	Jun. 30, 2012	Sep. 30, 2011	Jun. 30, 2012	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2011

International Equity I
Beginning assets under management	$4,826	$15,768	$6,470	(69)%	(25)%	$8,680	$18,781	(54)%
Gross client cash inflows	41	186	78	(78)%	(47)%	250	800	(69)%
Gross client cash outflows	(1,294)	(1,767)	(1,258)	27%	(3)%	(5,660)	(5,672)	0%
Net client cash flows	(1,253)	(1,581)	(1,180)	21%	(6)%	(5,410)	(4,872)	(11)%
Transfers between investment strategies	-	-	-	NM	NM	-	-	NM
Total client cash flows	(1,253)	(1,581)	(1,180)	21%	(6)%	(5,410)	(4,872)	(11)%
Market appreciation (depreciation)	173	(3,408)	(464)	105%	137%	476	(3,130)	115%
Ending assets under management	3,746	10,779	4,826	(65)%	(22)%	3,746	10,779	(65)%

International Equity II
Beginning assets under management	5,383	19,546	8,505	(72)%	(37)%	10,897	23,272	(53)%
Gross client cash inflows	56	361	156	(84)%	(64)%	403	1,627	(75)%
Gross client cash outflows	(2,595)	(2,507)	(2,742)	(4)%	5%	(8,958)	(7,922)	(13)%
Net client cash flows	(2,539)	(2,146)	(2,586)	(18)%	2%	(8,555)	(6,295)	(36)%
Transfers between investment strategies	-	(39)	-	100%	NM	-	(39)	100%
Total client cash flows	(2,539)	(2,185)	(2,586)	(16)%	2%	(8,555)	(6,334)	(35)%
Market appreciation (depreciation)	246	(4,316)	(536)	106%	146%	748	(3,893)	119%
Ending assets under management	3,090	13,045	5,383	(76)%	(43)%	3,090	13,045	(76)%

High Grade Fixed Income
Beginning assets under management	5,823	4,885	5,714	19%	2%	5,503	5,088	8%
Gross client cash inflows	252	305	303	(17)%	(17)%	887	682	30%
Gross client cash outflows	(435)	(185)	(290)	(135)%	(50)%	(929)	(1,012)	8%
Net client cash flows	(183)	120	13	NM	NM	(42)	(330)	87%
Transfers between investment strategies	(113)	1	-	NM	NM	(113)	100	NM
Total client cash flows	(296)	121	13	NM	NM	(155)	(230)	33%
Market appreciation (depreciation)	149	152	96	(2)%	55%	328	300	9%
Ending assets under management	5,676	5,158	5,823	10%	(3)%	5,676	5,158	10%

High Yield
Beginning assets under management	4,421	5,246	4,967	(16)%	(11)%	4,295	4,907	(12)%
Gross client cash inflows	310	409	398	(24)%	(22)%	1,438	1,620	(11)%
Gross client cash outflows	(441)	(962)	(910)	54%	52%	(1,668)	(2,030)	18%
Net client cash flows	(131)	(553)	(512)	76%	74%	(230)	(410)	44%
Transfers between investment strategies	113	(1)	-	NM	NM	113	(100)	NM
Total client cash flows	(18)	(554)	(512)	97%	96%	(117)	(510)	77%
Market appreciation (depreciation)	201	(527)	(34)	138%	NM	426	(232)	NM
Ending assets under management	4,604	4,165	4,421	11%	4%	4,604	4,165	11%

Global Equity
Beginning assets under management	506	1,037	678	(51)%	(25)%	721	1,025	(30)%
Gross client cash inflows	1	14	2	(93)%	(50)%	4	41	(90)%
Gross client cash outflows	(63)	(16)	(126)	NM	50%	(326)	(50)	NM
Net client cash flows	(62)	(2)	(124)	NM	50%	(322)	(9)	NM
Transfers between investment strategies	-	39	-	(100)%	NM	-	39	(100)%
Total client cash flows	(62)	37	(124)	NM	50%	(322)	30	NM
Market appreciation (depreciation)	23	(220)	(48)	110%	148%	68	(201)	134%
Ending assets under management	467	854	506	(45)%	(8)%	467	854	(45)%

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 9
Assets under Management by Investment Strategy
(unaudited, in millions)

	Three Months Ended			% Change From		Nine Month Ended		% Change From
	Sep. 30, 2012	Sep. 30, 2011	Jun. 30, 2012	Sep. 30, 2011	Jun. 30, 2012	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2011

US Equity
Beginning assets under management	143	235	220	(39)%	(35)%	178	227	(22)%
Gross client cash inflows	3	12	18	(75)%	(83)%	42	71	(41)%
Gross client cash outflows	(117)	(21)	(70)	NM	(67)%	(198)	(88)	(125)%
Net client cash flows	(114)	(9)	(52)	NM	(119)%	(156)	(17)	NM
Transfers between investment strategies	-	-	-	NM	NM	-	-	NM
Total client cash flows	(114)	(9)	(52)	NM	(119)%	(156)	(17)	NM
Market appreciation (depreciation)	-	(57)	(25)	100%	100%	7	(41)	117%
Ending assets under management	29	169	143	(83)%	(80)%	29	169	(83)%

Other (1)
Beginning assets under management	54	118	91	(54)%	(41)%	85	107	(21)%
Gross client cash inflows	-	2	-	(100)%	NM	1	12	(92)%
Gross client cash outflows	(3)	(14)	(28)	79%	89%	(35)	(20)	(75)%
Net client cash flows	(3)	(12)	(28)	75%	89%	(34)	(8)	NM
Transfers between investment strategies	-	-	-	NM	NM	-	-	NM
Total client cash flows	(3)	(12)	(28)	75%	89%	(34)	(8)	NM
Market appreciation (depreciation)	4	(24)	(9)	117%	144%	4	(17)	124%
Ending assets under management	55	82	54	(33)%	2%	55	82	(33)%

Total Assets under Management
Beginning assets under management	21,156	46,835	26,645	(55)%	(21)%	30,359	53,407	(43)%
Gross client cash inflows	663	1,289	955	(49)%	(31)%	3,025	4,853	(38)%
Gross client cash outflows	(4,948)	(5,472)	(5,424)	10%	9%	(17,774)	(16,794)	(6)%
Net client cash flows	(4,285)	(4,183)	(4,469)	(2)%	4%	(14,749)	(11,941)	(24)%
Transfers between investment strategies	-	-	-	NM	NM	-	-	NM
Total client cash flows	(4,285)	(4,183)	(4,469)	(2)%	4%	(14,749)	(11,941)	(24)%
Market appreciation (depreciation)	796	(8,400)	(1,020)	109%	178%	2,057	(7,214)	129%
Ending assets under management	17,667	34,252	21,156	(48)%	(16)%	17,667	34,252	(48)%

1. Other includes the Local Emerging Markets Debt Fund, Global Credit Opportunities Fund, Other International Equity and Other strategies.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 10
Mutual Fund Performance Data (1)

	Morningstar Ratings /
	Funds in Total Universe (# of Funds)			Lipper Percentile Rankings (PR) / Funds in Total Universe (# of Funds)
				Year-to-Date	1-Year	3-Year	5-Year	10-Year
		# of			# of		# of		# of		# of		# of
Fund	Rating	Funds	Category	PR	Funds	PR	Funds	PR	Funds	PR	Funds	PR	Funds	Classification

Artio International Equity Fund, Class A (2)	2	842	Foreign Large Blend	95	308	98	302	98	267	98	193	81	97	International Multi-Cap Growth
Artio International Equity Fund, Class I (2)	2	842	Foreign Large Blend	94	308	97	302	97	267	97	193	73	97	International Multi-Cap Growth

Artio International Equity II Fund, Class A	2	842	Foreign Large Blend	91	308	97	302	97	267	89	193	N/A	N/A	International Multi-Cap Growth
Artio International Equity II Fund, Class I	2	842	Foreign Large Blend	90	308	97	302	96	267	89	193	N/A	N/A	International Multi-Cap Growth

Artio Global Equity Fund, Class A	2	1,061	World Stock	87	231	86	212	85	145	62	71	N/A	N/A	Global Multi-Cap Growth
Artio Global Equity Fund, Class I	2	1,061	World Stock	86	231	85	212	83	145	55	71	N/A	N/A	Global Multi-Cap Growth

Artio Global High Income Fund, Class A	3	628	High Yield Bond	52	506	79	486	94	427	33	366	N/A	N/A	High Yield
Artio Global High Income Fund, Class I	3	628	High Yield Bond	42	506	70	486	93	427	23	366	N/A	N/A	High Yield

Artio Total Return Bond Fund, Class A	4	1,257	Intermediate-Term Bond	64	601	62	600	43	533	32	462	12	321	Intermediate Investment Grade Debt
Artio Total Return Bond Fund, Class I	5	1,257	Intermediate-Term Bond	57	601	54	600	31	533	25	462	7	321	Intermediate Investment Grade Debt

Artio Local Emerging Markets Debt Fund, Class A	N/A	244	Emerging Markets Bond	96	69	96	66	N/A	N/A	N/A	N/A	N/A	N/A	Emerging Markets Local Currency Debt
Artio Local Emerging Markets Debt Fund, Class I	N/A	244	Emerging Markets Bond	95	69	95	66	N/A	N/A	N/A	N/A	N/A	N/A	Emerging Markets Local Currency Debt

Note: Data as of September 30, 2012

NA: Not applicable

1.	Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds and fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads. If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

For each mutual fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. A fund's independent Morningstar Rating metric is then compared against the mutual fund universe breakpoints to determine its hypothetical rating. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Data presented reflect past performance, which is no guarantee of future results. © 2012 Morningstar, Inc. All Rights Reserved. This news release is not sales material, nor is it an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which any such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

2.	Closed to new investors.